Filed pursuant to Rule 497(e)

File Nos. 333-169226 and 811-22468

ASHMORE FUNDS

Supplement Dated January 18, 2013

to the Statement of Additional Information (the “SAI”)

Dated February 29, 2012 (as supplemented thereafter)

Disclosure Related to each of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Local Currency Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Sovereign Debt Fund and Ashmore Emerging Markets Total Return Fund (each a “Fund” and, collectively, the “Funds”)

The subsection entitled “Management of the Trust – Board Leadership Structure” is hereby restated in its entirety as follows:

Board Leadership Structure. The Board of Trustees consists of five Trustees, three of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”). Prior to November 29, 2012, the Chairman of the Board was Mr. Oliver Kane, an Independent Trustee. Mr. Kane resigned from the Board of Trustees effective November 29, 2012. Mr. George Grunebaum, who is an “interested person” (as defined in the 1940 Act) of the Trust (an “Interested Trustee”), was appointed to succeed him as Chairman of the Board. At that time, Mr. George Gorman was appointed Lead Independent Trustee. The Chairman of the Board of Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Lead Independent Trustee acts as a liaison between the Independent Trustees and the Investment Manager and other service providers, officers and attorneys generally between meetings. The Board of Trustees will meet regularly, generally at least 4 times each year to discuss and consider matters concerning the Trust and the Funds, and will also hold special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established three standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Committee, the Nominating Committee and the Contracts Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board plans to review its leadership structure periodically and has determined that its leadership structure, including a Lead Independent Trustee, a majority of Independent Trustees and Committees comprised entirely of Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant roles of the Investment Manager and Administrator in the day-to-day management of the Funds’ affairs, the extent to which the work of the Board is conducted through the Committees, the number of Funds overseen, the variety of asset classes in which those Funds invest, and the management and other service arrangements of each Fund. The Board also believes that its structure, including the presence of a Trustee who is an executive with the Investment Manager’s parent company, facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

The following information is added to the table in the subsection entitled “Management of the Trust – Independent Trustees” and information regarding Mr. Kane is removed:

Name and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Michael Chamberlin (12/02/1949)	Trustee	Indefinite term; Trustee since December 2012	Executive Director, Emerging Markets Traders Association	7	None

The following paragraph is added to the subsection “Management of the Trust – Trustee Qualifications – Independent Trustees” and information regarding Mr. Kane is removed:

Michael Chamberlin – Mr. Chamberlin has substantial experience with issues related to investing in emerging markets, including through his service as Executive Director of the Emerging Markets Traders Association

The second to last sentence of the subsection “Management of the Trust – Committees of the Board of Trustees – Nominating Committee” is hereby deleted and replaced with the following:

Mr. Kane served as Chairman of the Nominating Committee until his resignation from the Board on November 29, 2012, at which point Ms. Balladon was appointed Chair of the Nominating Committee.

The following paragraph is added to the subsection “Management of the Trust – Committees of the Board of Trustees”:

Contracts Committee. In December 2012, the Board of Trustees established a standing Contracts Committee. The Contracts Committee consists of all of the Independent Trustees and will consider issues relating to the Board of Trustees’ consideration of the renewal of the Trust’s investment advisory agreements and other agreements pursuant to Section 15(c) of the 1940 Act. Ms. Balladon serves as Chair of the Contracts Committee.

The table in the subsection entitled “Portfolio Managers – Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund” is hereby restated in its entirety as follows:

Fund	Portfolio Manager	Since	Recent Professional Experience
Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund	Felicia Morrow, lead portfolio manager	Inception	Felicia Morrow is Chief Executive Officer and Chief Investment Officer of AshmoreEMM. She is responsible for country allocation and overall maintenance of investment standards and chairs AshmoreEMM’s Investment Committee. Ms. Morrow serves on the Board of Directors of AshmoreEMM. Prior to joining AshmoreEMM in 1990, Ms. Morrow served as a consultant to the World Bank and was a Project Development Officer for USAID. She has travelled extensively throughout emerging markets and lived in Indonesia. Ms. Morrow earned an M.B.A. from Harvard Business School and a B.A. from Stanford University.

	Peter Trofimenko	Inception	Peter Trofimenko is the Portfolio Manager responsible for Central Europe, Russia, and South Africa. He also follows the banking, finance, and pharmaceuticals sectors. Mr. Trofimenko also has experience with AshmoreEMM as an Analyst in the Czech Republic, Hungary, Poland and Slovakia. Prior to joining AshmoreEMM in 1994, he was an Assistant Professor at the Ukrainian Institute of International Relations of Kiev State University, a principal in Vecoba Trust Company, and an editor for Fortune Business Weekly. Mr. Trofimenko has an M.A. and a PhD from Kiev State University.

Fund	Portfolio Manager	Since	Recent Professional Experience
	John DiTieri	Inception	John DiTieri is the Portfolio Manager responsible for Southeast Asia. He also focuses on the telecommunications and tobacco sectors. He also has experience at the Investment Advisor as a Portfolio Accountant. Prior to joining AshmoreEMM in 1990, he was an Auditor for Spicer & Oppenheimer. Mr. DiTieri holds a B.A. in Accounting from Adelphi University.

	Alejandro Garza	Inception	Alejandro Garza is the Portfolio Manager responsible for Mexico, Chile and the Andean countries. He also focuses on the chemicals, industrial conglomerates and construction industries. Prior to joining AshmoreEMM in 2007, Mr. Garza worked in Corporate Planning for Vitro Corporativo SA in Mexico, Investment Banking for Violy Byorum & Partners, LLC in New York, and a Project Development Manager for SPM Dynacast de Mexico SA de CV in Mexico. He has an Executive MBA, Global Program from Escuela de Graduados en Administración y Dirección de Empresas (EGADE) and a BSc in Chemical Engineering and Management from Instituto Tecnológico y de Estudios Superiores de Monterrey (ITESM).

	Cindy Chi	January 2013	Cindy Chi is the Portfolio Manager responsible for China/Hong Kong. She also focuses on the healthcare, consumer goods and services, and retail industries. Prior to joining AshmoreEMM in 2004, she was a Consultant with the Boston Consulting Group, Marketing Manager with Nuera Communications, Inc. and a Financial Analyst with Forrest Binkley and Brown. Ms. Chi has a B.S. in Material Science, B.A. in Chinese Linguistics from Tsinghua University, a Masters in International Relations and Pacific Affairs from the University of California, San Diego and an M.B.A. from Harvard Business School.

The subsection entitled “Portfolio Managers – Other Accounts Managed” is hereby amended by replacing the information regarding Rita Lun and inserting the following information:

The following tables show information regarding other accounts managed by Cindy Chi as of January 1, 2013:

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
0	$0	7	$1,387,820,583	7	$3,918,812,371

Accounts and Assets for Which the Advisory Fee is Based on Performance

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
0	$0	1	$88,269,387	3	$2,675,309,884

Investors Should Retain This Supplement for Future Reference